UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

Astra Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52205	20-3113571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9565 Waples Street, Suite 200
San Diego CA 92121

(Address of principal executive offices, including zip code)

(800) 705-2919
(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))’

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

On October 1, 2020, the Company sold 8,500,000 shares of common stock for cash at $0.025 per share pursuant to Private Placement Stock Purchase Agreements for total cash proceeds of $200,000.

On October 1, 2020, the Company issued 900,000 shares of common stock to consultants for services. The shares were issued at a deemed value of $12,500.

On October 1, 2020, the Company issued 1,100,000 shares of common stock to company executives for services. The shares were issued at a deemed value of $27,500.

On October 12, 2020, the Company sold 340,000 shares of common stock for cash at $0.05 per share pursuant to Private Placement Stock Purchase Agreements for total cash proceeds of $17,000.

On October 22, 2020, the Company sold 550,000 shares of common stock for cash at $0.05 per share pursuant to Private Placement Stock Purchase Agreements for total cash proceeds of $27,500.

On October 23, 2020, the Company sold 220,000 shares of common stock for cash at $0.05 per share pursuant to a Private Placement Stock Purchase Agreement for total cash proceeds of $11,000.

On December 1, 2020, the Company sold 40,000 shares of common stock for cash at $0.05 per share pursuant to a Private Placement Stock Purchase Agreement for total cash proceeds of $2,000.

On December 17, 2020, the Company issued 50,000 shares of common stock to company executives for services. The shares were issued at a deemed value of $2,500.

On January 13, 2021, the Company sold 400,000 shares of common stock for cash at $0.05 per share pursuant to a Private Placement Stock Purchase Agreement for total cash proceeds of $20,000.

On January 16, 2021, the Company issued 300,000 shares of common stock to company executives for services. The shares were issued at a deemed value of $225,000.

On April 6, 2021, the Company issued 50,000 shares of common stock to consultants for services. The shares were issued at a deemed value of $90,500.

On April 13, 2021, the Company issued 100,000 shares of common stock to consultants for services. The shares were issued at a deemed value of $76,500.

On May 7, 2021, the Company sold 400,000 shares of common stock for cash at $0.25 per share pursuant to a Private Placement Stock Purchase Agreement for total cash proceeds of $100,000.

On May 15, 2021, the Company sold 90,000 shares of common stock for cash at $0.25 per share pursuant to a Private Placement Stock Purchase Agreement for total cash proceeds of $42,500.

On June 2, 2021, the Company sold 170,000 shares of common stock for cash at $0.25 per share pursuant to a Private Placement Stock Purchase Agreement for total cash proceeds of $22,500.

On June 9, 2021, the Company sold 420,000 shares of common stock for cash at $0.25 per share pursuant to a Private Placement Stock Purchase Agreement for total cash proceeds of $105,000.

On June 14, 2021, the Company issued 75,000 shares of common stock to consultants for services. The shares were issued at a deemed value of $39,750.

The net proceeds from the financings are for working capital and general corporate purposes.

The private equity financing described herein was made pursuant to the exemption from the registration provisions of the Securities Act of 1933, as amended, provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The securities issued have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRA ENERGY, INC.

Dated: September 22, 2021	By:	/s/ Kermit Harris
Kermit Harris
President

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